SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              AUGUST 26, 2004
                                                              ---------------


                                KELLWOOD COMPANY
               (Exact name of registrant as specified in charter)


 Delaware                          000-07340                      36-2472410
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(State of other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                          63017
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
                                                     ---------------



                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


         Kellwood Company (the "Company") has announced that Martin J. Granoff has resigned from the Company's Board of Directors effective August 26, 2004, due to personal reasons. A copy of the Company's press release announcing the resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1 Press Release of the Company dated August 26, 2004 relating to the resignation of Mr. Granoff.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     KELLWOOD COMPANY



Date:  August 26, 2004                      By:      /s/ Thomas H. Pollihan
                                               ---------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel